UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2004

SONESTA INTERNATIONAL HOTELS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	0-9032	13-5648107
(State or Other Jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

116 Huntington Avenue, Boston, MA		02116
(Address of principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code): 617-421-5400

Not Applicable
(Former name, former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01: CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)                                  Previous independent accountants

The Audit Committee of Sonesta International Hotels Corporation (the “Company”) dismissed Ernst and Young LLP (“Ernst &Young”) as its independent auditor on November 15, 2004.

The reports of Ernst & Young on the Company’s financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and 2002, and through November 13, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst  & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in its reports on the financial statements for such years.

During the fiscal years ended December 31, 2003 and 2002, and through November 13, 2004, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulations S-K).

The Company has provided a copy of the foregoing disclosure to Ernst & Young and has requested Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter from Ernst & Young dated November 15, 2004 is filed as Exhibit 16.1 to this Form 8-K.

(b)                                 New independent accountants

Effective November 15, 2004 the Company’s Audit Committee engaged as its new independent accountants Vitale, Caturano & Company, Ltd. (“Vitale”).  The Company has not consulted Vitale during the fiscal years ending December 31, 2003 and 2002, or through November 13, 2004, with regard to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a) (i) (iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit 16.1: Letter from Ernst and Young LLP to the Securities and Exchange Commission dated November 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

SONESTA INTERNATIONAL HOTELS CORPORATION

By:	/S/ Boy van Riel
Boy van Riel
Vice President and Treasurer

(Authorized to sign on behalf of the Registrant as
Principal Financial Officer)

Date: November 16, 2004